SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 13, 1998


                           NEW YORK TELEPHONE COMPANY
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


No. 1-3435                                        No. 13-5275510
------------------------                          ------------------------------
(Commission File Number)                          I.R.S. Employer Identification



              1095 Avenue of the Americas New York, New York 10036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (212) 395-2121
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                      -2-


Form 8-K                                              NEW YORK TELEPHONE COMPANY
January 20, 1998


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:

            The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statements (Nos. 33-49697 and 33-50615) on Form S-3 of New York Telephone Company (the "Company"), and are filed herewith for incorporation by reference in such Registration Statements.

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                                      -3-


Form 8-K                                              NEW YORK TELEPHONE COMPANY
January 20, 1998


                                Index to Exhibits


Exhibit Number
Per Item 601
of Regulation S-K       Description of Document
-----------------       -----------------------

   1 Underwriting Agreement, dated January 13, 1998, between the Company and Bear, Stearns & Co. Inc. and Chase Securities Inc.

   4-a                  Certificate, dated as of January 13, 1998, pursuant to
                        Section 2.02(b) of the Indenture, dated as of June 1, 1993, between the Company and The Chase Manhattan Bank, as Trustee

   4-b Form of the Company's Twelve Year 6.125% Debentures, due January 15, 2010 (contained in Exhibit 4-a).



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                                      -4-


Form 8-K                                              NEW YORK TELEPHONE COMPANY


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                           NEW YORK TELEPHONE COMPANY




                                           By  /s/Neil D. Olson
                                               ------------------------------
                                               Neil D. Olson
                                               Treasurer


Dated:  January 20, 1998